EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Brandes Investment Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Brandes Investment Trust for the period ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Brandes Investment Trust for the stated period.

__/s/ Debra McGinty-Poteet_______ Debra McGinty-Poteet President, Brandes Investment Trust	___/s/ Gary Iwamura__________________ Gary Iwamura Treasurer, Brandes Investment Trust
Dated: _____5/22/08______

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Brandes Investment Trust for purposes of Section 18 of the Securities Exchange Act of 1934.

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